Exhibit 10.7

EXECUTION VERSION

31 December 2008

CONFIRMATION DEED

between

CONSTAR INTERNATIONAL U.K. LIMITED

as Chargor

and

CITIBANK, N.A. LONDON BRANCH

as Security Trustee

WEIL, GOTSHAL & MANGES

One South Place London EC2M 2WG

Tel: +44 (0) 20 7903 1000 Fax: +44 (0) 20 7903 0990

www.weil.com

TABLE OF CONTENTS

		Page
1	INTERPRETATION	2

2	ACKNOWLEDGEMENT AND CONFIRMATIONS	3

3	COSTS AND EXPENSES	3

4	SERVICE OF PROCESS	3

5	NOTICES	4

6	COUNTERPARTS	3

7	GOVERNING LAW	3

8	JURISDICTION	3

THE SCHEDULE - THE OBLIGORS		5

SIGNATORIES		4

THIS CONFIRMATION DEED (this “Deed”) is made as a deed on the 31st day of December 2008 between the following parties:

(1)	CONSTAR INTERNATIONAL U.K. LIMITED, a company incorporated under the laws of England and Wales with registered number 02407933, in its capacity as Chargor under the New Credit Agreement (as defined below) (“Chargor”); and

(2)	CITIBANK, N.A. LONDON BRANCH, acting as trustee for the Secured Parties (together with its successors and assigns, the “Security Trustee”) pursuant to the terms of the Security Trust Deed (“UK Security Trust Deed”); and

WHEREAS

(A)	The Chargor, as a guarantor, and other parties entered into a Credit Agreement dated as of February 11, 2005 among, inter alios, Constar International Inc. (the “Borrower”), the lenders party thereto from time to time and the Administrative Agent (the “Existing Credit Agreement”), pursuant to which loans and other extensions of credit were made available to the Borrower and the Chargor agreed to guarantee the obligations of the Borrower and other obligors under the Existing Credit Agreement.

(B)	It was a condition to the effectiveness of the Existing Credit Agreement that the Chargor deliver certain security in respect of the Grantor’s obligations under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement).

(C)	The Chargor executed and delivered a debenture dated 11 February 2005 (the “UK Debenture”) to CITIBANK, N.A., LONDON BRANCH, pursuant to which the Chargor granted a first priority security interest in certain equity interests to the Secured Parties (as defined in the Existing Credit Agreement as security for its obligations under the Existing Credit Agreement.

(D)	On or about 31 December 2008, the Borrower and the other Obligors under the Existing Credit Agreement will refinance (the “Refinancing”) their obligations under the Existing Credit Agreement with a Senior Secured Super-Priority Debtor in Possession and Exit Credit Agreement among the Borrower, the lenders party thereto from time to time, and the Administrative Agent (the “New Credit Agreement”).

(E)	In connection with the Refinancing the Chargor and the Security Trustee wish to confirm that it is their intention that the security interests granted pursuant to the UK Debenture to secure the Existing Credit Agreement will continue to secure the Obligations under the New Credit Agreement.

(F)	Constar International U.K. Limited as Chargor and Citibank N.A., London Branch as Security Trustee, intend this Deed to, and it shall, take effect as a deed.

(G)	Citibank N.A., London Branch as Security Trustee holds the benefit of this Deed on trust for the Secured Parties in accordance with the terms of the UK Security Trust Deed.

IT IS AGREED as follows:

1	INTERPRETATION

1.1 Definitions In this Deed capitalized terms used but not defined herein have the meanings assigned to such terms in the New Credit Agreement.

1.2 Interpretation

(a)	Unless expressly defined in this Deed, capitalised terms defined in the New Credit Agreement have the same meanings in this Deed;

(b)	the expressions “hereof, herein, hereunder” and similar expressions shall be construed as references to this Deed as a whole (including the Schedule) and shall not be limited to the particular clause or provision in which the relevant expression appears, and references to this Deed and all like indications shall include references to this Deed as supplemented by any other agreement or instrument supplementing or amending this Deed;

(c)	the word “including” when used in this Deed means “including without limitation”;

(d)	references to a “person” shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

(e)	references to any of the Loan Documents and any other agreement or instrument shall be construed as a reference to the same as amended, varied, restated, extended, supplemented or novated from time to time (including, where relevant, by any accession agreement);

(f)	unless otherwise specified, references to Clauses and the Schedule are references to, respectively, clauses of and the schedule to this Deed;

(g)	words importing the singular shall include the plural and vice versa;

(h)	references (by whatever term, including by name) to the Loan Parties and the Security Trustee shall, where relevant and subject as otherwise provided in this Deed, be deemed to be references to or to include, as appropriate, their respective successors, replacements and assigns, transferees and substitutes permitted by the terms of the relevant Loan Documents;

(i)	the headings in this Deed are for convenience only and shall be ignored in construing this Deed; and

(j)	all references to statutes and other legislation include all re-enactments and amendments of those statutes and that legislation.

1.3 Third Party Rights A person who is not a party to this Deed has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

2

1.4 Prevailing Agreement In the event of any conflict between the provisions of this Deed and the New Credit Agreement, the provisions of the New Credit Agreement shall prevail except to the extent necessary under English law to maintain the creation or perfection of security, or to preserve the Security Trustee and the Secured Parties’ rights and remedies under this Deed and to the extent this Deed is intended to specifically confirm the rights and obligations of the parties hereto inter se.

2	ACKNOWLEDGEMENT AND CONFIRMATIONS

2.1 The parties hereto acknowledge and confirm that, notwithstanding the existence of documentation purporting to pay in full the Obligations under the New Credit Agreement.

2.2 Each Chargor hereby confirms that, notwithstanding such confirmation:

(a)	its guarantee and indemnity obligations under the Loan Documents remain valid and binding; and

(b)	the UK Debenture executed by it remains valid and binding and continues to secure all the Secured Obligations.

3	COUNTERPARTS

This Deed may be executed in any number of counterparts, each of which when executed and delivered constitutes an original of this Deed, but all the counterparts shall together constitute one and the same agreement.

4	GOVERNING LAW

This Deed shall be governed by and construed in accordance with the laws of England.

5	JURISDICTION

5.1 The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed).

5.2 The parties agree that the courts of England are the most appropriate and convenient courts to settle such disputes and accordingly no party shall argue to the contrary.

5.3 This Clause 5 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to such a dispute in any other court with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

IN WITNESS whereof this Deed has been entered into as a deed on the date stated at the beginning of this Deed.

3

SIGNATORIES

CHARGOR

CONSTAR INTERNATIONAL U.K. LIMITED

Signed as a deed by Chris Phelan in the presence of:	/s/ Chris Phelan
Director

/s/ Ian Atkinson
SIGNATURE OF WITNESS

NAME OF WITNESS:
Ian Atkinson

ADDRESS:
Constar International UK Ltd.
Moor Lane Trading Estate
Sherburn in Elmet, LS25 6ES

OCCUPATION:
Accountant

[CONFIRMATION DEED SIGNATURE PAGE]

THE SECURITY TRUSTEE

CITIBANK, N.A. LONDON BRANCH

Signed as a deed by DAVID JAFFE in the presence of:	/s/ David Jaffe
Director

/s/ Scott Goodwin
Scott Goodwin
Associate, Asset-Based Finance
390 Greenwich Street, 1st Floor
New York, NY 10013

[CONFIRMATION DEED SIGNATURE PAGE]